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                                                                       EXHIBIT 2

                                MERGER AGREEMENT

         This MERGER AGREEMENT (hereinafter called the "Agreement") dated as of March 1, 2000 between Monroe Bank & Trust, Monroe, Michigan (hereinafter sometimes called the "Bank") and Monroe Interim Bank (IN ORGANIZATION) (hereinafter called the "New Bank") joined in by MBT Financial Corp. (hereinafter called the "Corporation"), as the parent corporation of New Bank.

                                  WITNESSETH:
         WHEREAS, Monroe Bank & Trust and the New Bank are each state banking corporations duly organized under the laws of the State of Michigan, each with its principal office in the City of Monroe, County of Monroe, State of Michigan. Monroe Bank & Trust is a banking corporation engaged in the business of banking. The New Bank is a banking corporation which is not engaged in the business of banking and will not be engaged in the business of banking prior to the merger as provided herein.
         WHEREAS, as of December 31, 1999, the capital funds of Monroe Bank & Trust consisted of capital stock of $31,250,000, divided into 10,000,000 shares of common stock of a par value of $3.125 per share, and 2,000 shares of preferred stock of a par value of $100 per share, surplus of $31,250,000, and undivided profits, including capital reserves, of $78,315,956, for total equity capital of $141,015,956, excluding $1,368,464 of unrealized loss on securities.

         WHEREAS, New Bank will have capital stock of $3,125, divided into 1,000 shares of common stock of the par value of $3.125 per share, for total capital funds of $3,125.
         WHEREAS, all of the shares of Monroe Bank & Trust and the New Bank outstanding immediately prior to the merger of New Bank into Bank (the "Merger") will, as a result of the Merger be owned by the Corporation immediately following the Merger, and, as a result of and

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in connection with the Merger all of the 1,000 shares of New Bank will be retired and canceled by the Corporation immediately subsequent to the Merger.
         WHEREAS, Corporation is a for-profit corporation duly organized under the laws of the State of Michigan and has its registered office in the City of Monroe, County of Monroe, State of Michigan.

         WHEREAS, from and after the time the Merger becomes effective, and as and when required by the provisions of this Agreement, the Corporation will issue shares of its common stock as hereinafter provided.
         WHEREAS, a majority of the Board of Directors of Monroe Bank & Trust and a majority of the Board of Directors of the New Bank, respectively, approved this Agreement and authorized its execution, and a majority of the Board of Directors of the Corporation has approved this Agreement, undertaken that the Corporation shall join in and be bound by it, and authorized the undertaking hereinafter made by the Corporation.
         NOW, THEREFORE, in consideration of the premises, covenants and conditions contained herein, Monroe Bank & Trust and the New Bank hereby enter into this Agreement and prescribe the terms and conditions set forth herein.
         Section 1. The New Bank shall be merged into and under the Charter of Monroe Bank & Trust pursuant to the provisions of and with the effect provided by Michigan law.
         Section 2. Upon the Merger becoming effective, the name of Monroe Bank & Trust (hereinafter called the "Resulting Bank" whenever reference is made to it as of the time of Merger or thereafter) shall be "Monroe Bank & Trust," and its Articles of Incorporation and Bylaws shall be the Articles of Incorporation and Bylaws of the Resulting Bank upon the effective date of the Merger. The principal office of the Resulting Bank shall be the currently existing principal office of Monroe Bank & Trust.
         Section 3. Upon the Merger becoming effective, the corporate existence of Monroe Bank & Trust and the New Bank shall be merged into and continued in the Resulting Bank, and the Resulting Bank shall be deemed to be the same corporation as Monroe Bank & Trust and the

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New Bank combined, possessing all the rights, interests, privileges, powers and franchises and being subject to all restrictions, liabilities and duties of each. All and each of the rights, interests, privileges and franchises of Monroe Bank & Trust and New Bank and all property, real, personal and mixed, and all debts due to Monroe Bank & Trust and New Bank on whatever account, shall be transferred to and vested in the Resulting Bank without any deed or other transfer and without any order or other action on the part of any court or otherwise; and, all property, rights, privileges, powers, franchises and interests and each and every other interest of Monroe Bank & Trust or New Bank shall be thereafter the property of the Resulting Bank. The Resulting Bank, by virtue of the Merger, and without any order or other action on the part of any court or otherwise, shall hold and enjoy the same and all rights of property, franchises and interests, including appointments, designations and nominations and all other rights and interests as trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, guardian of mentally incompetent persons and in every other fiduciary capacity, in the same manner and to the same extent as such rights, franchises and interests were held or enjoyed by Monroe Bank & Trust and New Bank immediately prior to the Merger of Monroe Bank & Trust and the New Bank.
         Section 4. Upon the Merger becoming effective, the Resulting Bank shall be liable for all deposits, debts, liabilities, obligations and contracts of Monroe Bank & Trust and of the New Bank, respectively, matured or unmatured, whether accrued, absolute, contingent or otherwise; and whether or not reflected or reserved against on balance sheets, books of account, or records of Monroe Bank & Trust or the New Bank, as the case may be; and all such deposits, debts, liabilities, obligations and contracts shall be those of the Resulting Bank, and shall not be released or impaired by the Merger; and all rights of creditors and other obligees and all liens on property of either Monroe Bank & Trust or the New Bank shall be preserved unimpaired.
         Section 5.  Upon the Merger becoming effective:
         (a) The shareholders of Monroe Bank & Trust of record at the time the Merger becomes effective shall be allocated and entitled to receive common shares of the

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                  Corporation, without par value, at the rate of two (2) such shares of the Corporation for each one (1) share of the common stock of Monroe Bank & Trust.
         (b) Each share of the common stock of Monroe Bank & Trust shall be exchanged for two (2) common shares of the Corporation, and outstanding certificates representing shares of the common stock of Monroe Bank & Trust so exchanged shall thereafter be owned by the Corporation; such Bank stock certificates may be exchanged by the holders thereof after the Merger becomes effective for the new certificates for the appropriate number of shares bearing the name of the Corporation.
         (c) The amount and number of shares of capital stock of Monroe Bank & Trust outstanding immediately before the Merger becomes effective (specifically, $31,250,000, divided into 10,000,000 shares of common stock of a par value of $3.125 each, such figures being adjusted to reflect all increases, if any, in the capital stock of Monroe Bank & Trust between the date hereof and immediately prior to the Merger) shall be increased in the amount and the number of shares of the capital stock of the New Bank outstanding immediately before the Merger becomes effective (specifically, $3,125, divided into 1,000 shares of the par value of $3.125 each). Upon the effective date of the Merger, the capital stock of the New Bank will be retired and canceled.
         (d) Upon and by reason of the Merger becoming effective, stock shall be allocated as follows:
                  (i) To shareholders of Monroe Bank & Trust of record at the time the Merger becomes effective there shall be allocated two (2) common shares of the Corporation for each one (1) share of common stock of Monroe Bank & Trust held of record at the time of the Merger; and
                  (ii) To the Corporation there shall be allocated the amount and the number of shares of capital stock of the Resulting Bank of the par value of $3.125 each, which shall be equal to the amount and the number of shares of


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                           capital  stock of Monroe Bank & Trust outstanding
                           immediately before the Merger.

         (e) No dividend, except if and to the extent permitted by the Board of Directors of the Corporation payable by the Corporation as of any date subsequent to the date the Merger becomes effective, shall be payable to any holder of shares of the Corporation evidenced by any certificate for stock of Monroe Bank & Trust outstanding on the effective date of the Merger, unless and until such outstanding certificate for Bank stock shall have been surrendered to the Corporation in exchange for a certificate or certificates evidencing shares of the common stock of the Corporation. Upon the surrender of any such Bank certificate for a new certificate or certificates evidencing common shares of the Corporation, there shall be paid to the holder of the certificate the amount of dividends payable by the Corporation as of a date subsequent to the effective date of the Merger and not theretofore paid on such shares of its common stock.
         Section 6. Any employee benefit plan of Bank shall not be terminated upon consummation of the Merger but shall continue thereafter as the plan of the Resulting Bank. The parties hereto may enter into a succession agreement relating to such plans to reflect such continuation, to adapt such plans to the corporate structure existing from and after the Merger becomes effective, and to make provisions for the employees of the Corporation to participate therein, all in such manner as the Boards of Directors of the respective parties may deem necessary or desirable.
         Section 7. The Board of Directors of the Resulting Bank, upon the Merger becoming effective, shall consist of all persons who are directors of Monroe Bank & Trust immediately before the Merger becomes effective.
         Section 8. This Agreement shall be submitted to the shareholders of Monroe Bank & Trust and the New Bank for ratification and confirmation at meetings to be called and held in accordance with the applicable provisions of law and the respective Articles of Incorporation and Bylaws of Monroe Bank & Trust and the New Bank. Monroe Bank & Trust and the New Bank

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shall proceed expeditiously and cooperate fully in the procurement of any other consents and approvals and in the taking of any other action, and the satisfaction of all other requirements prescribed by law or otherwise, necessary for consummation of the Merger.
         Section 9. Shareholders of Monroe Bank & Trust shall have the right to dissent from the Merger as provided by law.
         Section 10. Effectuation of the Merger herein provided is conditioned upon the following:
         (a) Ratification and confirmation of this Agreement by vote of the shareholders of Monroe Bank & Trust and the New Bank, as required by law; and
         (b) Procurement of the consent of the Michigan Financial Institutions Bureau, the Board of Governors of the Federal Reserve, The Federal Deposit Insurance Corporation and all other necessary consents and approvals, and satisfaction of all other requirements prescribed by law which are necessary for consummation of the Merger.
         Section 11. This Agreement may be terminated at any time before the Merger becomes effective, upon the written election of either Monroe Bank & Trust or the New Bank.
         Upon termination by written election, this Agreement shall be void and of no further effect, and there shall be no liability by reason of this Agreement or the termination thereof on the part of any of Monroe Bank & Trust, the New Bank, the Corporation or the directors, officers, employees, agents or shareholders of any of them.
         Section 12. Subject to the terms of this Agreement and upon satisfaction of all requirements of law and the conditions specified in this Agreement, the Merger shall become effective upon the filing of a certified copy of this Agreement with the Michigan Department of Consumer and Industry Services, Financial Institutions Bureau.
         Section 13. Monroe Bank & Trust shall obtain agreements in the form set forth as Exhibit A attached hereto, executed by each person who is identified as an "affiliate" (as such term is defined in Rule 144 under the Securities Act of 1933) of Monroe Bank & Trust.


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         Section 14.
         (a) Any of the terms or conditions of this Agreement may be waived at any time by any party hereto, by action of its Board of Directors, evidenced by a certificate signed by its President or other duly authorized person.
         (b) To the extent permitted by law, this Agreement may be amended or supplemented at any time, whether before or after the vote of shareholders of Monroe Bank & Trust or New Bank, by written amendment authorized by the Boards of Directors of each party.
         (c) This Agreement and the instruments referred to herein constitute the entire contract among the parties and supersede all other understandings with respect to the subject matter hereof.
         (d) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall be deemed one and the same Agreement, and shall become binding on the parties hereto when one or more counterparts have been signed by each of the parties and delivered to the other parties.
         (e) Any notices or other communications required or permitted hereunder shall be sufficiently given if hand delivered or sent by registered mail or certified mail, postage prepaid, addressed, if to Corporation, Interim Bank, or the Bank, to Ronald D. LaBeau, 102 East Front Street, Monroe, Michigan 48161 or such other address as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date so mailed (except that a notice of change of address shall not be deemed to have been given until received by the addressee).
         (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.


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         (g)      The descriptive headings of the several articles, sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

      IN WITNESS WHEREOF, the Corporation, Monroe Bank & Trust and the New Bank have caused this Merger Agreement to be executed in counterpart by their duly authorized officers and their corporate seals to be hereunto affixed as of the date first above written.



MONROE BANK & TRUST

By: /s/ Ronald D. LaBeau                      By: /s/ Thomas J. Bruck
    --------------------                          -------------------
    Ronald D. LaBeau, President                   Thomas J. Bruck, Cashier






MONROE INTERIM BANK

By: /s/ Ronald D. LaBeau                      By: /s/ Thomas J. Bruck
    --------------------                          -------------------
    Ronald D. LaBeau, President                   Thomas J. Bruck, Secretary





MBT Financial Corp.


By: /s/ Ronald D. LaBeau                      By: Thomas J. Bruck
    --------------------                          ---------------
    Ronald D. LaBeau, President                   Thomas J. Bruck, Secretary


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